UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21511

Lazard Global Total Return and Income Fund, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/20

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Global Total Return
and Income Fund, Inc.

Annual Report
December 31, 2020

Lazard Global Total Return and Income Fund, Inc.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview

(unaudited)

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the year ended December 31, 2020. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

We believe that the Fund has provided investors with an attractive distribution rate and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of December 31, 2020)

For the year ended December 31, 2020, the Fund’s net asset value (“NAV”) return was 16.7%, outperforming the 16.3% return of its benchmark, a linked index comprised of the MSCI World® Index, from inception through August 31, 2016, and the MSCI All Country World® Index (the “MSCI ACWI”) for all periods after August 31, 2016 (the “MSCI World/ACWI Linked Index”). As further discussed below, the Fund’s investments are allocated between a global equity portfolio and an emerging markets currency and debt portfolio. In 2020, approximately 103% of the Fund’s overall performance was attributable to the global equity portfolio, while approximately (3%) of the Fund’s overall performance was attributable to the emerging markets currency and debt portfolio. The three-year and five-year NAV returns also outperformed the benchmark. However, due to weaker performance during the years 2013 through 2015, the Fund’s NAV return for the ten-year period underperformed the benchmark. The since inception annualized return through December 31, 2020 was 7.8%, in line with the 7.8% return for the MSCI World/ACWI Linked Index for the same period. Shares of LGI ended 2020 with a market price of $17.81, representing a 9.8% discount to the Fund’s NAV per share of $19.74.

The Fund’s net assets were $256.7 million as of December 31, 2020, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $343.6 million, representing a 25.3% leverage rate. This leverage rate was lower than that at the end of 2019, and below the maximum permitted leverage rate of 33⅓%.

Within the global equity portfolio, stock selection in the financials, industrials and communication services sectors, and within Taiwan, Denmark, the UK, and Canada, contributed positively to performance in 2020. Similarly, a lack of exposure to the energy and real estate sectors added value during the year.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

(unaudited)

Conversely, stock selection in the consumer staples, consumer discretionary, and information technology sectors and within the Netherlands detracted from performance. A higher-than-benchmark exposure to the consumer staples sector also detracted from returns.

Despite weakness in the earlier part of the year, the smaller, short duration1 emerging markets currency and debt portion of the Fund rebounded and was a modest positive contributor to performance for 2020.

As of December 31, 2020, 72.0% of the Fund’s total leveraged assets consisted of global equities, 25.6% consisted of emerging markets currency and debt instruments, and 2.4% consisted of cash and other assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares a monthly distribution equal to 7.0% (on an annualized basis) of the Fund’s published NAV per share on the last business day of the previous year. This published NAV per share may differ from the NAV per share as of year-end shown elsewhere in this shareholder report, generally as the result of post year-end accounting and tax adjustments to the published NAV per share. Throughout 2020, the monthly distribution rate per share was $0.10646, representing a distribution rate of 7.2% based on the Fund’s market price of $17.81 as of the close of trading on the NYSE on December 31, 2020 (inclusive of returns of capital). Of the $1.27752 per share distributed in 2020, approximately $0.94536 was a return of capital. The 2021 monthly distribution rate pursuant to the Level Distribution Policy is set at $0.11512, representing a distribution yield of 7.8% based on the Fund’s year-end market price.

Additional Information

Please note that available on www.lazardassetmanagement.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices regarding the composition of monthly (and any additional) distributions required by Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

(unaudited)

Message from the Portfolio Managers

Global Equity Portfolio
(72.0% of total leveraged assets)

The Fund’s global equity portfolio is invested in approximately 60 to 80 US and non-US listed equity securities of companies (including those in emerging markets) with market capitalizations greater than $2 billion. Examples include Microsoft, a US-based multinational technology company; Wolters Kluwer, a global information services company headquartered in the Netherlands; and Aon, a global professional services firm that provides risk, retirement, and health consulting services.

The companies held in the global equity portfolio are based in developed and emerging market regions around the world. As of December 31, 2020, 96.4% of the Fund’s net assets are represented by common stock, with 52.7% based in North America, 17.2% based in continental Europe (not including the United Kingdom), 12.5% from Asia (not including Japan) and Australia, 10.5% from the United Kingdom, and 3.5% from Japan.

The global equity portfolio is similarly invested across a number of industry sectors. The top two sectors, by weight, as of December 31, 2020, were information technology (19.9% of the portfolio) and industrials (15.6% of the portfolio). Other sectors in the portfolio included consumer staples, health care, financials, consumer discretionary, communication services, materials, and utilities. The average dividend yield on the securities held in the global equity portfolio was approximately 1.6% as of December 31, 2020.

Global Equity Markets Review

For the trailing twelve-month period ending December 31, 2020, global equity markets rose despite seesawing risk sentiment amid mixed news flow and formidable macro challenges.

Equities began the year positively, thanks to the truce in the US-China trade war, greater clarity on “Brexit”, and a global monetary easing cycle. However, market optimism gave way to indiscriminate selling in mid-February through the latter part of March, as the coronavirus (“COVID-19”) epidemic that began in China became a full-scale pandemic and investors worried about the threat it posed to the global economy.

With the US Federal Reserve (the “Fed”) taking the lead, central banks worldwide and government fiscal policymakers initiated aggressive stimulus measures to contain the economic fallout from the intensifying viral outbreak. Despite

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

(unaudited)

stiffening headwinds, which included severe economic downturns in several countries and regions of the world, these actions buoyed market confidence that central banks and governments would continue to act when necessary to backstop the world economy.

Investor confidence wavered in the latter part of the year amid growing anxiety about the spike in cases across the US, Europe, and elsewhere, as well as the emergence of a new, more infectious strain of the virus. However, news of the development of coronavirus vaccines was greeted enthusiastically by investors, who bet that their successful, widespread deployment would provide a pathway for the world economy to normalize in 2021. Against this backdrop, stock market performance in 2020 was mostly positive in the developed world and emerging Asia, while mixed in the rest of the developing world. In the US, positive momentum on coronavirus vaccine development, a market-friendly result from the country’s November elections, and monetary and fiscal relief initiatives drove stocks higher. Across the Atlantic, the combination of encouraging vaccine news, stimulus initiatives by the European Central Bank, and news that the UK and the European Union had agreed upon a free trade deal that resolved the last sticking point in the “Brexit” saga, led to a surge in Europe’s equity markets. Meanwhile, in emerging Asia, South Korean and Taiwanese equities were among the best performing in the developing world, as investors were bullish on the economic outlook and confident that its chipmakers are positioned to benefit from strong semiconductor demand.

Technology was the best performing sector in 2020, particularly among large US companies with resilient business models and reliable earnings. Energy was the worst performing sector, as shares of oil producers came under pressure from weakened demand for oil amid heightened global economic uncertainty caused by the coronavirus pandemic.

What Helped and What Hurt LGI

Stock selection in the financials sector contributed to performance. The performance was helped by a position in brokerage firm Charles Schwab, as shares rose after the company reported strong third quarter results, including solid net new flows and large increases in cash balances. Stock selection in the industrial sector also added value. A position in Vestas Wind Systems contributed to performance. The company reported strong earnings throughout the year, and announced that it will buy a stake in Copenhagen Infrastructure Partners, which broadens its exposure in the green energy value chain. Stock selection was also strong in the communication services sector. Tencent, a Chinese gaming and social media company, continued to do well on high user engagement, a

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

(unaudited)

rebound in advertising and a strong mobile games offering. A lack of exposure to the energy and real estate sectors also added value during the year.

In contrast, stock selection in the consumer discretionary sector detracted from performance as shares of Compass fell. Compass is a global provider of catering services to offices, factories, schools and sports venues. The company has a very strong competitive position, in our view, and has historically generated robust return on capital. However, changes in behavior due to COVID-19 (work from home, sporting events without spectators, etc.) have materially affected its business and improvement is taking longer than anticipated. As a result, the capital was reallocated to more attractive opportunities. Stock selection and an overweight to the consumer staples sector also detracted from performance. Shares of Tesco lagged as the market recovered from March lows as investors saw margin pressure from supply chain difficulties, product mix, and costs associated with social distancing measures. Stock selection in the information technology sector also hurt relative performance.

Emerging Markets Currency and Debt Portfolio

(25.6% of total leveraged assets)

The Fund also seeks income through investing in primarily high yielding, short-duration emerging markets forward currency contracts and local currency debt instruments. As of December 31, 2020, this portfolio consisted of forward currency contracts (75.8%) and sovereign debt obligations (24.2%). The average duration of the emerging markets currency and debt portfolio as of December 31, 2020 was approximately 13 months.

Emerging Markets Currency and Debt Markets Review

For emerging local markets—and indeed the world—2020 was one of the most turbulent years in recent history. The coronavirus outbreak that originated in China and spread rapidly across the world claimed countless human lives and extracted a huge economic toll. The world saw one of the most correlated and rapid downswings in economic activity, as governments rolled out various lockdown measures in an attempt to control the virus, with some more successful and adhered to than others. China approached the virus with a combination of an aggressive lockdown and comprehensive testing. As one would expect, even as factories reopened (with preventive measures in place) and production picked up, the service sectors of most economies struggled. News of the successful vaccine trials late in the year, however, brought some hope to these punished sectors, although logistical hurdles with vaccine procurement, distribution and implementation persisted. Commodities had an extremely volatile 2020 as

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

(unaudited)

well, with West Texas Intermediate crude oil futures falling deeply into negative territory at one point, before clarity on supply cuts and intent restored order.

This sharp shock to economic activity was met with large amounts of support in the form of monetary and fiscal stimulus, unprecedented in size, breadth and co-ordination, alongside several regulatory measures designed to lessen the shock, protect the banking system, and give the economy time to heal itself. The 2008 playbook was generally employed, only much more rapidly and in much larger size. Rates were swiftly cut, all the way to zero in major developed markets, and quantitative easing deployed, with a few emerging economies joining in. The Fed’s move in March to activate and broaden its swap lines to provide ready access to the US dollars was a major step in avoiding further panic and settled nerves, leading to a market recovery, slowly at first but gaining pace as the year wore on. The European Union’s 750 billion Euro recovery package also helped greatly in this regard.

Amid rising US-China tensions and political risk stemming from the US elections, the performance of emerging markets currencies against the US dollar diverged significantly, appreciating as much as 9% to depreciating as much as 30%. Asian currencies generally fared better as a region while Latin American currencies, with their commodity exposure, fared worse than other currencies. Commodity exposed currencies were also far more volatile, suffering through a dramatic selloff in the first quarter before rebounding.

What Helped and What Hurt LGI

Indonesia was the leading performer for the year in the Fund’s currency and debt portfolio, rebounding smartly from the collapse in the first quarter. The strong support of the country’s central bank, which included rate cuts as well as bond purchases, served to shore up confidence and led to the rupiah’s rebound in 2020. The Fund also benefited from its exposure to the longer duration government bonds after yields fell over 300 basis points (bps) from their first quarter spike of over 200 bps. The Fund’s exposure to Egypt, through bonds and the forward market, served it well once again. Egypt has remained a preferred investment for the past few years, although we did rapidly reduce exposure during the volatility early in the year on account of its outperformance even in the face of its exposure to tourism and the oil and gas trade in the form of Suez Canal revenues. However, the Fund rebuilt the strategy’s exposure on an improving market environment, especially in the Middle East, reflecting the region’s importance as the source of the bulk of Egypt’s remittances. The Fund’s exposure to China helped, as the renminbi strengthened on a host of factors—namely, China’s more successful virus control efforts, especially in sharp contrast to the

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

(unaudited)

United States and parts of Europe; booming exports, including medical products and electronics, where demand was fueled by the pandemic; a reduced tourism deficit; and capital inflows lifted by China’s inclusion in indices. Chile added value, rebounding alongside copper, a key export, which, in turn, was helped by an improving investment outlook, particularly in green technologies. The currency also benefited as Chileans were allowed to tap their pension savings during the pandemic, on expectations that it would lead to repatriation of foreign assets back into local. Elsewhere, diversified exposure to Czechia, Poland, Dominican Republic, and a basket hedge in Australian dollar all benefited the Fund’s performance, as did the tactical reduction of exposures in the face of the selloff in the first quarter.

Latin America was the top detractor regionally, due largely to the continent’s exposure to commodity exports, which left several of the countries there especially vulnerable to volatility in raw materials prices. Brazil exposure detracted from returns, as a combination of poor COVID-19 control measures, worries around stalling of reforms, and debt sustainability, along with extremely low yields for the country’s sovereign debt, pressured the currency weaker. Peru and Colombia were two other countries that suffered alongside their commodity exposure. Russia, with its status as an oil exporter status, saw its fortunes fluctuate in tandem with the commodity. The ruble’s collapse in the first quarter and recovery in the second quarter mirrored the rise and fall of the price of oil. Rising noise around possible sanctions against the country, especially as US elections drew nearer, did not help. Later in the year, the Fund’s lack of exposure to South Africa and Turkey, where poor debt dynamics and political interference in economic policy, respectively, meant that it missed out on the vaccine news and policy support-fueled rally, although the impact on the entire year overall was additive.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (concluded)

(unaudited)

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

Total returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The views of the Fund’s Investment Manager and the securities described in this report are as of December 31, 2020; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.

Performance Overview

(unaudited)

Comparison of Changes in Value of $10,000 Investment in
LGI, the MSCI ACWI and the MSCI World/ACWI Linked Index*

Value at 12/31/20
LGI at Market Price	$27,039
LGI at Net Asset Value	24,543
MSCI ACWI	23,963
MSCI World/ACWI Linked Index	25,471

Average Annual Total Returns*

Periods Ended December 31, 2020

	One Year	Five Years	Ten Years
Market Price	17.26%	16.70%	10.46%
Net Asset Value	16.75%	14.41%	9.39%
MSCI ACWI	16.26%	12.26%	9.13%
MSCI World/ACWI Linked Index	16.26%	12.06%	9.80%

*	Total returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; market price of Lazard Global Total Return and Income Fund, Inc. (the “Fund” or “LGI”) will fluctuate, so that Fund shares, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 4 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

Lazard Global Total Return and Income Fund, Inc.

Performance Overview (concluded)

(unaudited)

The performance data of the indices have been prepared from sources and data that Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 50 country indices comprising 23 developed and 27 emerging markets country indices. The MSCI World/ACWI Linked Index is an unmanaged index created by the Investment Manager that links the performance of the MSCI World Index for all periods through August 31, 2016 (when the Fund changed its Global Equity Strategy) and the MSCI ACWI for all periods thereafter. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

Ten Largest Equity Holdings

December 31, 2020

Security	Fair Value	Percentage of Net Assets
Thermo Fisher Scientific, Inc.	$8,023,526	3.1%
Microsoft Corp.	7,975,092	3.1
Alphabet, Inc., Class A	7,283,972	2.8
IQVIA Holdings, Inc.	6,324,880	2.5
Wolters Kluwer NV	6,151,798	2.4
Aon PLC, Class A	5,912,602	2.3
Zoetis, Inc.	5,886,007	2.3
Unilever PLC	5,845,468	2.3
Tencent Holdings, Ltd	5,801,538	2.3
Accenture PLC, Class A	5,777,443	2.3

Portfolio Holdings Presented by Sector

December 31, 2020

Sector	Percentage of Total Investments
Communication Services	6.8%
Consumer Discretionary	11.4
Consumer Staples	13.1
Financials	11.6
Health Care	12.4
Industrials	12.6
Information Technology	17.8
Materials	2.7
Utilities	1.5
Sovereign Debt	8.1
Short-Term Investments	2.0
Total Investments	100.0%

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments

December 31, 2020

		Fair
Description	Shares	Value
Common Stocks—96.4%
Canada—5.1%
CAE, Inc.	148,283	$4,108,682
Canadian National Railway Co.	24,597	2,704,144
Dollarama, Inc.	70,192	2,860,838
National Bank of Canada	58,303	3,281,347
		12,955,011

China—4.4%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	23,313	5,425,634
Tencent Holdings, Ltd.	79,400	5,801,538
		11,227,172
Denmark—1.1%
Vestas Wind Systems A/S	12,116	2,867,539
France—2.2%
LVMH Moet Hennessy Louis Vuitton SE	4,849	3,029,804
Pernod Ricard SA	14,156	2,713,539
		5,743,343
Germany—2.9%
Merck KGaA	13,801	2,365,678
Symrise AG	19,140	2,531,510
Teamviewer AG (*)	47,251	2,530,542
		7,427,730
Hong Kong—4.6%
AIA Group, Ltd.	372,400	4,587,099
China Gas Holdings, Ltd.	1,055,600	4,208,906
Sands China, Ltd.	666,800	2,930,997
		11,727,002
Japan—3.5%
Kansai Paint Co., Ltd.	79,900	2,461,908
Nintendo Co., Ltd.	6,200	3,956,773
Shimano, Inc.	11,200	2,615,621
		9,034,302
Netherlands—3.6%
NXP Semiconductors NV	19,549	3,108,486
Wolters Kluwer NV	72,886	6,151,798
		9,260,284

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2020

		Fair
Description	Shares	Value
South Korea—1.3%
LG Household & Health Care, Ltd. (*)	2,296	$3,424,150
Spain—0.9%
Industria de Diseno Textil SA	76,154	2,424,890
Sweden—3.9%
Assa Abloy AB, Class B	71,186	1,750,922
Epiroc AB, Class A	239,238	4,348,788
Hexagon AB, B Shares	42,989	3,914,728
		10,014,438
Switzerland—2.6%
ABB, Ltd.	116,297	3,252,983
Partners Group Holding AG	2,808	3,280,001
		6,532,984
Taiwan—2.2%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	51,329	5,596,914

United Kingdom—10.5%
Coca-Cola European Partners PLC	55,554	2,768,256
Diageo PLC	114,684	4,532,438
Prudential PLC	148,985	2,750,000
RELX PLC	169,510	4,167,167
Rio Tinto PLC	33,661	2,518,648
Tesco PLC	1,381,752	4,362,406
Unilever PLC	97,105	5,845,468
		26,944,383
United States—47.6%
Accenture PLC, Class A	22,118	5,777,443
Alphabet, Inc., Class A (*)	4,156	7,283,972
AmerisourceBergen Corp.	33,535	3,278,382
Aon PLC, Class A	27,986	5,912,602
Boston Scientific Corp. (*)	76,780	2,760,241
Dollar General Corp.	21,491	4,519,557
Honeywell International, Inc.	11,120	2,365,224
Intercontinental Exchange, Inc.	44,864	5,172,371
IQVIA Holdings, Inc. (*)	35,301	6,324,880
Johnson & Johnson	33,886	5,332,979
Kimberly-Clark Corp.	20,536	2,768,869
Lowe’s Cos., Inc.	23,446	3,763,317
McDonald’s Corp.	17,869	3,834,330

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2020

		Fair
Description	Shares	Value
Microsoft Corp.	35,856	$7,975,092
Motorola Solutions, Inc.	24,302	4,132,798
Palo Alto Networks, Inc. (*)	7,959	2,828,549
PTC, Inc. (*)	30,671	3,668,558
Rockwell Automation, Inc.	11,912	2,987,649
S&P Global, Inc.	11,829	3,888,547
Texas Instruments, Inc.	25,228	4,140,672
The Charles Schwab Corp.	58,582	3,107,189
The Coca-Cola Co.	99,302	5,445,722
The Procter & Gamble Co.	29,226	4,066,506
Thermo Fisher Scientific, Inc.	17,226	8,023,526
Visa, Inc., Class A	23,922	5,232,459
Warner Music Group Corp., Class A	46,697	1,774,019
Zoetis, Inc.	35,565	5,886,007
		122,251,460
Total Common Stocks (Cost $167,005,578)		247,431,602

	Principal
	Amount	Fair
Description	(000) («)	Value
Foreign Government Obligations—8.6%
Brazil—3.0%
Brazil NTN-F:
10.00%, 01/01/27	7,396	$1,680,763
10.00%, 01/01/29	26,360	6,115,266
		7,796,029
Dominican Republic—1.9%
Dominican Republic Bonds:
15.95%, 06/04/21 (#)	33,300	596,684
16.95%, 02/04/22 (#)	43,800	835,351
8.90%, 02/15/23 (#)	130,000	2,288,251
10.50%, 04/07/23 (#)	65,400	1,195,024
		4,915,310

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2020

	Principal
	Amount	Fair
Description	(000) («)	Value
Egypt—0.7%
Egypt Government Bonds, 14.40%, 09/10/29	27,500	$1,762,232
Indonesia—1.6%
Indonesia Government Bonds, 8.375%, 09/15/26	50,166,000	4,061,482
Malaysia—1.0%
Malaysia Government Bonds, 3.62%, 11/30/21	10,340	2,611,509
Russia—0.4%
Russia Government Bonds - OFZ, 7.95%, 10/07/26	72,920	1,101,863
Total Foreign Government Obligations (Cost $22,685,824)		22,248,425

		Fair
Description	Shares	Value
Short-Term Investments—2.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $5,423,885)	5,423,885	$5,423,885
Total Investments—107.1% (Cost $195,115,287) (»)		$275,103,912
Liabilities in Excess of Cash and Other Assets—(7.1)%		(18,355,132)
Net Assets—100.0%		$256,748,780

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)

December 31, 2020

Forward Currency Contracts open at December 31, 2020:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation
CLP	1,729,086,880	USD	2,287,848	CIT	01/11/21	$145,478	$—
CNY	36,351,625	USD	5,234,215	HSB	03/01/21	324,787	—
CZK	109,054,070	USD	5,033,884	JPM	06/07/21	47,652	—
EGP	20,551,043	USD	1,243,709	CIT	04/27/21	25,494	—
EGP	39,442,000	USD	2,394,052	JPM	04/27/21	41,830	—
HUF	1,112,584,000	USD	3,760,000	CIT	03/29/21	—	12,520
IDR	64,413,025,000	USD	4,234,356	JPM	02/16/21	381,984	—
INR	485,806,488	USD	6,361,222	CIT	02/03/21	271,507	—
KES	117,591,200	USD	1,053,685	SCB	01/25/21	18,375	—
KRW	2,683,410,000	USD	2,300,000	HSB	04/06/21	165,912	—
KZT	1,482,902,050	USD	3,440,209	SCB	01/08/21	81,132	—
MXN	156,034,122	USD	7,342,955	HSB	01/26/21	479,376	—
PEN	19,756,119	USD	5,464,737	CIT	04/29/21	—	8,000
PHP	55,415,440	USD	1,092,360	JPM	03/29/21	56,696	—
PLN	23,654,623	USD	6,337,984	JPM	02/26/21	—	4,315
RUB	300,252,737	USD	3,863,610	JPM	02/09/21	181,061	—
SGD	8,922,143	USD	6,501,125	SCB	05/12/21	251,378	—
THB	33,251,760	USD	1,100,505	HSB	05/18/21	9,484	—
USD	1,050,578	AUD	1,484,392	BNP	01/19/21	—	94,015
USD	4,033,511	BRL	21,678,106	HSB	05/28/21	—	121,693
USD	2,037,000	PLN	7,520,146	JPM	02/26/21	23,435	—
UYU	228,551,700	USD	5,280,769	CIT	03/08/21	72,774	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$2,578,355	$240,543

Currency Abbreviations:
AUD	—	Australian Dollar	KES	—	Kenyan Shilling	THB	—	Thai Baht
BRL	—	Brazilian Real	KRW	—	South Korean Won	USD	—	United States Dollar
CLP	—	Chilean Peso	KZT	—	Kazakhstan Tenge	UYU	—	Uruguayan Peso
CNY	—	Chinese Renminbi	MXN	—	Mexican New Peso
CZK	—	Czech Koruna	PEN	—	Peruvian New Sol
EGP	—	Egyptian Pound	PHP	—	Philippine Peso
HUF	—	Hungarian Forint	PLN	—	Polish Zloty
IDR	—	Indonesian Rupiah	RUB	—	Russian Ruble
INR	—	Indian Rupee	SGD	—	Singapore Dollar

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
SCB	—	Standard Chartered Bank

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments

December 31, 2020

(*)	Non-income producing security.
(«)	Principal amount denominated in respective country’s currency.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2020 these securities amounted to 1.9% of net assets.
(»)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F

Portfolio holdings by industry† (as a percentage of net assets):
Aerospace & Defense	1.6%
Banks	1.3
Beverages	6.0
Building Products	0.7
Capital Markets	6.0
Chemicals	1.9
Communications Equipment	1.6
Electrical Equipment	3.6
Electronic Equipment, Instruments & Components	1.5
Entertainment	2.2
Food & Staples Retailing	1.7
Gas Utilities	1.6
Health Care Equipment & Supplies	1.1
Health Care Providers & Services	1.3
Hotels, Restaurants & Leisure	2.6
Household Products	2.7
Industrial Conglomerates	0.9
Insurance	5.2
Interactive Media & Services	5.1
Internet & Direct Marketing Retail	2.1
IT Services	4.3
Leisure Products	1.0
Life Sciences Tools & Services	5.6
Machinery	1.7
Metals & Mining	1.0
Multiline Retail	2.9
Personal Products	3.6
Pharmaceuticals	5.3
Professional Services	4.0
Road & Rail	1.1
Semiconductors & Semiconductor Equipment	5.0
Software	6.6
Specialty Retail	2.4
Textiles, Apparel & Luxury Goods	1.2
Subtotal	96.4
Foreign Government Obligations	8.6
Short-Term Investments	2.1
Total Investments	107.1%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Assets and Liabilities

December 31, 2020

ASSETS
Investments in securities, at fair value (cost $195,115,287)	$275,103,912
Foreign currency, at fair value (cost $483,536)	495,661
Receivables for:
Dividends and interest receivable	932,933
Gross unrealized appreciation on forward currency contracts	2,578,355
Total assets	$279,110,861

LIABILITIES
Cash collateral due to broker on forward currency contracts	1,890,000
Management fees payable	245,642
Line of credit outstanding	19,650,000
Gross unrealized depreciation on forward currency contracts	240,543
Accrued directors’ fees	47
Other accrued expenses and payables	335,849
Total liabilities	$22,362,081
Net assets	$256,748,780

NET ASSETS
Paid in capital (Note 2(f))	$176,106,852
Distributable earnings (Accumulated loss)	80,641,928
Net assets	$256,748,780
Shares of common stock outstanding*	13,009,661
Net asset value per share	$19.74
Market value per share	$17.81

*	$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME (LOSS)

Income:
Dividends (net of foreign withholding taxes of $181,851)	$3,379,669
Interest (net of foreign withholding taxes of $65,792)	2,080,370
Total investment income	5,460,039

Expenses:
Management fees (Note 3)	2,716,001
Professional services	473,642
Custodian fees	95,811
Stockholders’ meeting	59,896
Administration fees	58,162
Stockholders’ reports	57,810
Stockholders’ services	28,699
Directors’ fees and expenses	14,391
Other	84,717
Total expenses before interest expense	3,589,129
Interest expense	451,711
Total expenses	4,040,840
Net investment income (loss)	1,419,199

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	7,009,194
Foreign currency transactions	(256,580)
Forward currency contracts	603,378
Total net realized gain (loss)	7,355,992
Net change in unrealized appreciation (depreciation) on:
Investments (includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of $(30,629))	26,057,254
Foreign currency translations	30,325
Forward currency contracts	1,224,688
Total net change in unrealized appreciation (depreciation)	27,312,267
Net realized and unrealized gain (loss)	34,668,259
Net increase (decrease) in net assets resulting from operations	$36,087,458

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE IN NET ASSETS

Operations:
Net investment income (loss)	$1,419,199	$1,801,172
Net realized gain (loss)	7,355,992	58,894
Net change in unrealized appreciation (depreciation)	27,312,267	40,479,128
Net increase (decrease) in net assets resulting from operations	36,087,458	42,339,194

Distributions to Stockholders (Note 2(f)):
Net investment income and net realized gains	(8,342,281)	(2,335,077)
Return of capital	(8,277,821)	(8,201,474)
Net decrease in net assets resulting from distributions	(16,620,102)	(10,536,551)

Capital Stock Transactions:
Net assets of shares issued in connection with Reorganization (Note 13)	—	59,278,874
Net increase in net assets from capital stock transactions	—	59,278,874
Total increase (decrease) in net assets	—	91,081,517
Net assets at beginning of period	237,281,424	146,199,907
Net assets at end of period	$256,748,780	$237,281,424

Transactions in Capital Shares:
Common shares outstanding at beginning of period	13,009,661	9,605,237
Shares issued in connection with Reorganization (Note 12)	—	3,404,424
Net increase (decrease)	—	3,404,424
Common shares outstanding at end of period	13,009,661	13,009,661

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Cash Flows

For the Year Ended December 31, 2020

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$36,087,458
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities
(Increase) Decrease in dividends and interest receivable	(203,985)
Increase (Decrease) in due to custodian	(308,372)
Increase in cash collateral due to broker on forward currency contracts	1,890,000
Accretion of bond discount and amortization of bond premium, net	(311,008)
Increase (Decrease) in other accrued expenses and payables	135,721
Net realized (gain) loss	(7,355,992)
Net change in unrealized (appreciation) depreciation	(27,312,267)
Net settlement of foreign currency contracts	603,378
Purchases of long-term investments	(55,368,413)
Proceeds from disposition of long-term investments	83,798,236
Purchases of short-term investments, net	(4,340,145)
Net cash provided by (used in) operating activities	27,314,611

Cash flows from financing activities:
Cash distributions paid (Note 2(f))	(16,620,102)
Gross drawdowns in line of credit balance	3,575,000
Gross paydowns in line of credit balance	(13,911,000)
Net cash provided by (used in) financing activities	(26,956,102)

Effect of exchange rate changes on cash	(226,255)
Net increase (decrease) in cash and foreign currency	132,254

Cash, restricted cash and foreign currency:*
Beginning balance	363,407
Ending balance	$495,661

Supplemental disclosure of cash flow information:
Cash paid during the period for interest expense	$(451,343)

*	Includes foreign currency of $495,661 and $363,407 as of December 31, 2020 and December 31, 2019, respectively.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period

	Year Ended
	12/31/20	12/31/19		12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$18.24	$15.22		$19.81	$15.72	$15.26
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.41		0.25	0.21	0.40	^
Net realized and unrealized gain (loss)	2.67	3.68		(2.13)	4.86	1.01
Total from investment operations	2.78	4.09		(1.88)	5.07	1.41
Less distributions from (Note 2(f)):
Net investment income	(0.07)	(0.24)		(0.26)	(0.98)	(0.77)
Net realized gains	(0.57)	—		(1.32)	—	—
Return of capital	(0.64)	(0.83)		(1.13)	—	(0.18)
Total distributions	(1.28)	(1.07)		(2.71)	(0.98)	(0.95)
Net asset value, end of period	$19.74	$18.24		$15.22	$19.81	$15.72
Market value, end of period	$17.81	$16.55		$13.62	$18.00	$13.74
Total Return based upon (a):
Net asset value	16.75%	27.44%		-9.80%	33.07%	9.75%	^
Market value	17.26%	30.09%		-9.81%	39.20%	13.02%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$256,749	$237,281		$146,200	$190,304	$150,958
Ratios to average net assets:
Net expenses	1.81%	2.05%	*	1.82%	1.72%	1.72%	^
Total expenses	1.81%	2.05%	*	1.82%	1.72%	1.73%
Net investment income (loss)	0.64%	1.06%		1.32%	1.15%	2.69%	^
Portfolio turnover rate	23%	29%	**	35%	42%	103%
Asset coverage per $1,000 of loan outstanding (b)	$14,066	$8,913		$6,834	$9,323	$7,162
Bank borrowing outstanding (in thousands)	$19,650	$29,986		$25,058	$22,865	$24,500

^	Refer to Note 4 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Fund in the period. The amount of the reimbursement was less than $0.005 per share. There was a 0.07% impact on the total return of the Fund. There was a 0.01% impact on the net expenses and net investment income (loss) ratios of the Fund.
(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sale of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sale of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the market price of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Returns for a period of less than one year are not annualized.
(b)	Calculated as the sum of the Fund’s Net Assets and line of credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the line of credit outstanding and multiplying the result by 1,000.
*	Includes reorganization costs associated with the Fund’s reorganization. Without these costs, net expenses and total expenses each would have been 2.00%. Refer to Note 12 in the Notes to Financial Statements.
**	Portfolio turnover rate excludes from purchases the cost of long-term investments transferred in-kind from the reorganization. There was no impact to the portfolio turnover rate. Refer to Note 12 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements

December 31, 2020

1. Organization

Lazard Global Total Return and Income Fund, Inc. was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol “LGI” and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US Generally Accepted Accounting Principles (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a non-US equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, may be completed before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, securities trading in a particular non-US country or countries, may not take place on all business days in New York and on which the NAV of the Fund is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Fund’s Board of Directors (the “Board”). The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts (“ADRs”) or futures contracts. Certain non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The Valuation Committee of the Investment Manager, which is subject to the oversight of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial state-

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

ments. Such amounts, if and when recorded, could result in an increase in the Fund’s NAV per share.

(c) Leverage—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”). The Investment Manager will generally evaluate the allocation of Fund assets between Global Equity Investments and Currency Investments at least monthly. It is therefore possible that the Fund’s allocation to Currency Investments will, at times, exceed 33⅓% of Total Leveraged Assets.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2020, the Fund traded in forward currency contracts.

(e) Federal Income Taxes—The Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

At December 31, 2020, the Fund had $6,629,828 in unused short-term realized capital loss carryovers and $7,786,971 in unused long-term realized capital loss carry-

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

overs, which for federal income tax purposes, could be used to offset future realized capital gains with no expiration date. The unused realized capital loss carryovers above include amounts acquired from Lazard World Dividend and Income Fund, Inc. (“LOR”) and may be subject to future limitations.

During the year ended December 31, 2020, the Fund had utilized realized capital loss carryovers from previous year amounting to $1,286,611.

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2020, the Fund had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$195,403,068	$82,203,448	$1,571,459	$80,631,989

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders, but may be distributed more frequently.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, currency straddles, adjustments in relation to the Reorganization (as defined below), return of capital distributions and wash sales. The book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts as follows:

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

Paid in Capital	Total Distributable Earnings (Accumulated loss)
$(7,356,333)	$7,356,333

Pursuant to the Fund’s Level Distribution Policy, which seeks to maintain a stable monthly distribution, the Fund’s Board has authorized the Fund to make regular monthly distributions at a fixed rate per share equal to, on an annualized basis, 7% of the Fund’s net asset value per share at the close of the market on December 31, 2020, resulting in a monthly distribution of $0.11512 per share in 2021. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets as a return of capital. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions. These monthly distribution authorizations may be revoked, suspended or modified by the Board.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”) in excess of the number of such distributions per year permitted by the 1940 Act, which could lessen the amount of distributions deemed to be returns of capital. As a result, the Fund may in the future, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid throughout the year, the Fund issues any required notices pursuant to Section 19(a) of the 1940 Act (the “Section 19(a) Notices”), each stating that the Fund has distributed more than its then-current net investment income. For 2020, $0.63628 of the $1.27752 per share distributed was a return of capital. The Section 19(a) Notices may also be viewed at www.lazardassetmanagement.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investments during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	2020	2019
Ordinary Income	$978,710	$2,335,077
Long-Term Capital Gain	7,363,571	—
Return of Capital	8,277,821	8,201,474
Total	$16,620,102	$10,536,551

At December 31, 2020, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency
$—	$—	$80,641,928

(g) Allocation of Expenses—Expenses common to the Fund, The Lazard Funds, Inc. and Lazard Retirement Series, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund primarily on the basis of relative net assets.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(i) Net Asset Value—The NAV per share for the Fund is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

3. Investment Management Agreement

The Fund has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of the Fund and the assets of the Fund including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies, and restrictions, and provides the Fund with administrative, operational and compliance assistance services.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services provided by the Investment Manager, payable on a monthly basis. For the year ended December 31, 2020, the effective annualized management fee, as a percentage of the Fund’s average net assets, was 1.22%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (collectively “Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy generally consisting of approximately 60 to 80 US and non-US equity securities, including ADRs, generally of companies with market capitalizations greater than $2 billion, and may include investments in emerging markets. “Currency Investments” are investments in emerging market currencies (primarily by entry into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, and also may include debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of the financial exposure represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration, Custody, Distribution and Transfer Agency Agreements

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

2015. The difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Computershare Trust Company, N.A. is the Fund’s transfer agent and registrar, while Computershare, Inc. acts as the Fund’s dividend disbursing agent.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2020, the aggregate compensation for Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) for the Lazard Fund Complex) is comprised of: (1) an annual retainer of $237,000, (2) an additional annual retainer of $33,700 to the lead Independent Director, and (3) an additional annual retainer of $23,500 to the Audit Committee Chair. The Independent Directors may be paid additional fees for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of the Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The compensation policy (i.e., retainer amounts and any additional fees as described above) for Independent Directors for the Lazard Fund Complex will remain the same in 2021. Independent Directors’ compensation and expenses are allocated among the active portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statement of Operations shows the Independent Directors’ compensation and expenses paid by the Fund.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2020 were $55,368,413 and $74,229,080, respectively.

For the year ended December 31, 2020, the Fund did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $50 million credit agreement (the “Credit Agreement”) with State Street primarily to borrow to invest Fund assets in Currency investments other than Currency Commitments. The Fund may borrow up to the lesser of $50 million or 33⅓% of its Total Leveraged Assets. The interest rate on Borrowings is, at the Fund’s option, either: (1) the highest of (a) the Federal Funds rate (but not less than 0.0%) plus 0.90%, or (b) the overnight London Interbank Offered Rate (“LIBOR”) (but not less than 0.0%) plus 0.90%; or (2) LIBOR (but not less than 0.0% and adjusted for reserves) plus 0.90% for interest periods of 30 days as requested by the Fund. Should LIBOR no longer be avail-

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

able, any loans then outstanding shall, at the Fund’s option, either be converted to the Federal Funds rate plus 0.90% or otherwise repaid; any new loans after LIBOR is no longer available shall accrue interest at the Federal Funds rate plus 0.90%. Under the Credit Agreement, the Fund has agreed to pay a 0.15% per annum fee on the unused portion of the commitment line amount (0.25% per annum if the unused portion is less than 25% of the $50 million committed line amount), payable quarterly in arrears. During the year ended December 31, 2020, the Fund had Borrowings under the Credit Agreement as follows.

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$29,780,142	$32,341,000	1.35%

*	For the 366 days Borrowings were outstanding.

Management believes that the fair value of the liabilities under the Credit Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Federal Funds rate and the LIBOR rate. The Borrowings outstanding under the Credit Agreement as of December 31, 2020 are categorized as Level 2.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s assets and liabilities by each fair value hierarchy level as of December 31, 2020:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020
Assets:
Common Stocks*
Canada	$12,955,011	$—	$—	$12,955,011
China	5,425,634	5,801,538	—	11,227,172
Denmark	—	2,867,539	—	2,867,539
France	—	5,743,343	—	5,743,343
Germany	—	7,427,730	—	7,427,730
Hong Kong	—	11,727,002	—	11,727,002
Japan	—	9,034,302	—	9,034,302
Netherlands	3,108,486	6,151,798	—	9,260,284
South Korea	—	3,424,150	—	3,424,150
Spain	—	2,424,890	—	2,424,890
Sweden	—	10,014,438	—	10,014,438
Switzerland	—	6,532,984	—	6,532,984
Taiwan	5,596,914	—	—	5,596,914
United Kingdom	2,768,256	24,176,127	—	26,944,383
United States	122,251,460	—	—	122,251,460
Foreign Government Obligations*	—	22,248,425	—	22,248,425
Short-Term Investments	5,423,885	—	—	5,423,885
Other Financial Instruments†
Forward Currency Contracts	—	2,578,355	—	2,578,355
Total	$157,529,646	$120,152,621	$—	$277,682,267

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020
Liabilities:
Other Financial Instruments† Forward Currency Contracts	$—	$(240,543)	$—	$(240,543)

*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

10. Derivative Instruments

During the year ended December 31, 2020, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$83,500,000
Average amounts sold	$17,600,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2020:

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$2,578,355

Liabilities – Derivative Financial Instruments
Forward currency contracts	Unrealized depreciation on forward currency contracts	$240,543

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2020 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$603,378

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$1,224,688

As of December 31, 2020, the Fund held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

The required information for the Fund is presented in the below table, as of December 31, 2020:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$2,578,355	$ —	$2,578,355

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts of Derivative Assets
Citibank NA	$515,253	$(20,520)	$(494,733)	$—
HSBC Bank USA NA	979,559	(121,693)	(630,000)	227,866
JPMorgan Chase Bank NA	732,658	(4,315)	(728,343)	—
Standard Chartered Bank	350,885	—	—	350,885
Total	$2,578,355	$(146,528)	$(1,853,076)	$578,751

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$240,543	$ —	$240,543

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities
BNP Paribas SA	$94,015	$—	$—	$94,015
Citibank NA	20,520	(20,520)	—	—
HSBC Bank USA NA	121,693	(121,693)	—	—
JPMorgan Chase Bank NA	4,315	(4,315)	—	—
Total	$240,543	$(146,528)	$—	$94,015

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

11. Common Stock

The Fund may repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer, the ability of the Fund to raise cash to repurchase shares of its common stock in a tax efficient manner and general market conditions.

12. Reorganization

On December 3, 2019, Lazard World Dividend and Income Fund, Inc. (“LOR”) merged with and into the Fund following approval by the Board and the stockholders of both LOR and LGI (the “Reorganization”).

The chart below shows a summary of net assets, shares outstanding, net unrealized appreciation, accumulated net investment income/(loss) and accumulated net realized gain/(loss), immediately before and immediately after the consummation of the Reorganization.

	Before Reorganization		After Reorganization
	LOR	LGI	LGI
Net assets	$59,278,874	$167,934,875	$227,213,749
Shares outstanding	5,504,147	9,605,237	13,009,661
Net unrealized appreciation	971,018	43,951,901	44,922,919
Accumulated net investment income/(loss)	(1,070,650)	(7,982,265)	(7,982,265)
Accumulated net realized gain/(loss)	(429,330)	(224,374)	(224,374)

Assuming the acquisition of LOR had been consummated on January 1, 2019, the beginning of the annual reporting period, LGI’s pro forma results of operations for the year ended December 31, 2019 would have been as follows:

Net investment income	$3,555,572
Net loss on investments	$(1,319,592)
Net increase in net assets resulting from operations	$2,235,980

Because the combined fund has been managed as a single integrated fund since the Reorganization was consummated, it is not practicable to separate the amounts of revenue and earnings of LOR that have been included in LGI’s Statement of Operations since December 3, 2019.

For financial reporting purposes, assets received—$43,802,837 of which was in the form of cash and $15,476,037 of which was in the form of securities—and shares issued by LGI, were recorded at fair value; however, the cost basis of the investments received from LOR, in the amount of $14,505,019 was carried forward to align ongo-

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2020

ing reporting of LGI’s realized and unrealized gains and losses with amounts distributable to stockholders for tax purposes. LGI acquired capital loss carryovers of $15,701,763 from LOR in the Reorganization, of which $7,152,990 are short-term and $8,548,773 are long-term. These capital loss carryovers are not subject to expiration, but they may be subject to future annual limitations on use.

13. Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU No. 2017-08”). ASU No. 2017-08 shortened the amortization period for certain purchased callable debt securities held at a premium to the earliest call date. Management has implemented the applicable changes, and they did not have a material impact on the Fund’s financial statements.

In October 2020, ASU No. 2017-08 was amended by the Financial Accounting Standards Board’s issuance of Accounting Standards Update No. 2020-08, Codification Improvements to Subtopic 310-20, Receivables-Nonrefundable Fees and Other Costs (“ASU No. 2020-08”). This amendment requires that entities re-evaluate whether callable debt securities fall within the scope of ASU No. 2017-08 for each reporting period. ASU No. 2020-08 also amends ASU No. 2017-08 to require premiums be amortized to the “next call date” rather than the “earliest call date” and further clarifies the definition of “next call date.” ASU No. 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU No. 2020-08 is not permitted. Management is currently evaluating the impact, if any, of applying ASU No. 2020-08.

On March 12, 2020, the Financial Accounting Standards Board concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU No. 2020-04”). ASU No. 2020-04 provides elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank offered based reference rates as of the end of 2021. ASU No. 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU No. 2020-04.

14. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Lazard Global Total Return and Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of the Lazard Global Total Return and Income Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lazard Global Total Return and Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020,

Lazard Global Total Return and Income Fund, Inc.

Report of Independent Registered Public Accounting Firm (concluded)

by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
New York, New York
February 24, 2021

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

Lazard Global Total Return and Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Lazard Global Total Return and Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited) (concluded)

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Board of Directors:

Class I – Directors with Term Expiring in 2021

Independent Director(3):

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 - present)

Interested Director(4):

Nathan A. Paul (1973)	Director (April 2017), Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 - present) and Managing Director (2003 - present)

Investment Manager, General Counsel (2002 - April 2017)
Class II – Directors with Term Expiring in 2022

Independent Directors(3):

Kenneth S. Davidson (1945)	Director (February 2004)	Davidson Capital Management Corporation, an investment manager, President (1978 - present)

Nancy A. Eckl (1962)	Director (February 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 - present)

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited) (continued)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Class III – Directors with Term Expiring in 2023

Independent Directors(3):
Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 - present)

Cornell Law School, Adjunct Professor (2013 - 2016, 2019)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Richard Reiss, Jr. (1944)	Director (February 2004)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 - present)

Resource America, Inc., a real estate asset management company, Director (2016 - 2018)

Interested Director(4):
Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present)

Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex, comprised of, as of January 31, 2021, 35 active investment portfolios.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited) (concluded)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(2):
Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director (since February 2017), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Senior Vice President and Counsel of the Investment Manager (since August 2017)

Chief Compliance Officer of KLS Diversified Asset Management LP (March 2016 - August 2017)

Deputy Chief Compliance Office KLS Diversified Asset Management LP (January 2015 - March 2016)

Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Senior Vice President of the Investment Manager

Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance), of the Investment Manager

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (October 2014 - March 2018)

Associate at Schulte Roth & Zabel LLP (2014 - March 2018)

Christina Kennedy (1990)	Assistant Treasurer (May 2020)	Vice President of the Investment Manager (since July 2019)

Senior Fund Accountant at Gates Capital Management Inc. (July 2016 - July 2019)

Assurance Senior Associate at PricewaterhouseCoopers LLP (August 2013 - July 2016)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary, whose information is included in the Class I Interested Director section above.

Lazard Global Total Return and Income Fund, Inc.

Tax and Other Information

(unaudited)

Tax Information
Year Ended December 31, 2020

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2020:

Of the dividends paid by the Fund, 100% of the dividends are qualified dividend income.

Of the dividends paid by the Fund, 100% of the dividends qualify for the dividends received deduction available to corporate shareholders.

The Fund intends to pass through to shareholders foreign source income of $2,256,787 and foreign taxes paid of $247,643 or up to the maximum amount allowable, as a foreign tax credit.

Of the dividends paid by the Fund, $7,363,571 represents the long-term capital gain paid to shareholders.

Pursuant to Section 871 of the Code, the Fund has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files the complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Lazard Global Total Return and Income Fund, Inc.

Investment Objective and Principal Investment Strategies (unaudited)

The Fund’s investment objective is total return, consisting of capital appreciation and income. The Fund’s investment objective is fundamental and cannot be changed without approval by the holders of the Fund’s common stock. The Fund pursues its investment objective through a combination of two separate investment strategies: Global Equity Investments and Currency Investments (each as described below).

The Investment Manager believes that Global Equity Investments offer opportunities for capital appreciation and dividend income, and that Currency Investments offer opportunities for income and short-term gain and, to a lesser extent, capital appreciation. The Investment Manager believes that this combination can provide total return, including income and short-term capital gains for monthly distributions to Fund stockholders in accordance with the Fund’s Level Distribution Policy. See Note 2(f) in the Notes to Financial Statements.

Global Equity Investments. The Investment Manager primarily selects Global Equity Investments by employing the Investment Manager’s relative value strategy. The Fund typically invests no more than 5% (at the time of investment) of Global Equity Investments in a given security. Sector and country selection is an outgrowth of the Investment Manager’s stock selection process. In managing Global Equity Investments according to the Investment Manager’s bottom-up (securities-based) approach to security selection, the portfolio management team focuses on finding undervalued equities across all sectors and countries and does not set target exposures at the sector or country level.

Consideration is given to sector and industry commitments as part of the Investment Manager’s risk-monitoring mechanism, and the portfolio management team draws upon the expertise of the Investment Manager’s Global Risk Management team. While there are no strict sector or country limits, sector and country weights are monitored using the MSCI All Country World® Index as a guide.

The investment team seeks to mitigate the risks inherent in local market investments (i.e., foreign exchange risk; convertibility risk; interest rate risk; credit risk/spread duration; counterparty risk; settlement, banking sector, and sub-custodian risk; and liquidity risk) through the use of alternatives to local corporate debt or treasury bills. The Investment Manager seeks to quantify the sub-component risks and access the market through structured products, and to avoid risks that it believes are not adequately compensated by the investment.

Currency Investments. Currency Investments consist of investments in emerging market currencies (using forward currency contracts or other instruments whose value is derived from the performance of an underlying emerging market currency), and debt obligations denominated in local emerging market currencies that span the Middle East/Africa, Asia, Eastern Europe/Commonwealth of Independent States/Baltics and Latin America.

The Investment Manager applies the discipline of bottom-up investment selection and diversification to local emerging markets currency in selecting Currency Investments.

Lazard Global Total Return and Income Fund, Inc.

Investment Objective and Principal Investment Strategies (unaudited) (continued)

To construct a portfolio of Currency Investments, the Investment Manager begins with an equal-weighted portfolio of approximately 50 countries which serves as the Investment Manager’s baseline allocation. From the equal-weighted portfolio, the investment team implements its active views by over- or under-weighting individual countries within a diversified framework of approximately 20 to 30 countries.

The Investment Manager modestly overweights or underweights certain countries relative to the baseline allocation based on such factors as a country’s macroeconomic fundamentals, political stability, interest rate level and anticipated sustainability of currency policy. Of the approximately 50 countries in the baseline allocation, the Fund currently intends to have a portfolio of approximately 20 to 30 countries. The maximum exposure to any one country is 10% of Currency Investments, and the Investment Manager hedges currency exposure so that the maximum exposure to any one currency is 8% of Currency Investments (in each case, determined at the time of each investment).

The average duration and maturity of Currency Investments is targeted to remain under one year. However, the Fund may invest in securities with longer durations or maturities in particular countries when the Investment Manager believes domestic yield curves are favorable.

The Investment Manager believes issue size is particularly important for local corporate issues. Issue size, quality and liquidity are all factors that are taken into consideration in judging the value of a security, but the Investment Manager does not apply arbitrary cutoff levels to exclude securities from consideration. The Investment Manager follows a systematic process to search for undervalued opportunities within each sector. The Investment Manager’s valuation analysis includes credit research and consideration of prepayment/call options, maturity, duration and coupon and currency and country risks.

The Investment Manager limits Currency Investments positions to a maximum of 10% in local issues and 2% in emerging markets corporate debt (in each case, determined at the time of each investment).

Short-term trading will not be used as a primary strategy in making Currency Investments, however, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund, which, when distributed to stockholders, will be taxable as ordinary income.

Allocation of Assets to Global Equity Investments and Currency Investments. The Investment Manager seeks to invest substantially all of the Fund’s Net Assets in Global Equity Investments. The Investment Manager also seeks to obtain exposure to emerging market currencies by investing in Currency Investments, but limits such investments to 33⅓% or less of the Fund’s Total Leveraged Assets. The Investment Manager will gener-

Lazard Global Total Return and Income Fund, Inc.

Investment Objective and Principal Investment Strategies (unaudited) (continued)

ally evaluate the allocation of Fund assets between Global Equity Investments and Currency Investments at least monthly. It is therefore possible that the Fund’s allocation to Currency Investments will, at times, exceed 33⅓% of Total Leveraged Assets.

The Investment Manager determines the amount of the Fund’s investment exposure to Currency Investments using a variety of factors, including the estimated current dividend yield of Global Equity Investments and the estimated current income and anticipated short-term gains associated with Currency Investments, as well as economic and market conditions in the relevant emerging markets that may affect the future income or gain potential. Although Currency Investments primarily consists of forward currency contracts, the Investment Manager may, in its discretion, reduce Global Equity Investments (but to no less than 80% of the Fund’s Net Assets) and allocate Fund assets to make Currency Investments with other instruments or debt obligations. The Investment Manager also may use Borrowings to invest in such other instruments and debt obligations.

The Investment Manager’s decision to reduce Global Equity Investments to use forward currency contracts or to make investments using Borrowings will be made based on the potential impact on current Global Equity Investments, the availability of attractive Currency Investments and the costs of Borrowings. Currency Investments increase the risks of investing in the Fund.

Cash Management. The Investment Manager does not generally use cash as an investment for temporary defensive purposes, as it intends generally that substantially all of the Fund’s Net Assets will be invested in Global Equity Investments and Currency Investments at all times. However, the Fund’s assets may be invested in money market instruments pending investment in Global Equity Investments or in anticipation of the payment of distributions or to pay Fund expenses.

Financial Leverage. The Fund uses leverage to invest Fund assets in Currency Investments, primarily using Currency Commitments and Borrowings, up to an aggregate of 33⅓% of the Fund’s Total Leveraged Assets. Any Borrowings will have seniority over the Fund’s common stock. It is possible that, following the incurrence of Financial Leverage, the assets of the Fund will decline in value due to market conditions such that this 33⅓% threshold will be exceeded. In that case, leverage risk will increase.

Although Financial Leverage frequently is at or near 33⅓% of the Fund’s Total Leveraged Assets, the amount and composition of Financial Leverage outstanding will vary depending on a number of factors, including economic and market conditions in the relevant currency markets, the availability of relatively attractive Currency Investments not requiring Currency Commitments or Borrowings, and the costs that the Fund would incur as a result of Borrowings. The Investment Manager’s fee for investment management services is calculated on the basis of the Fund’s Total Leveraged Assets. The fee paid to the Investment Manager for investment management services is

Lazard Global Total Return and Income Fund, Inc.

Investment Objective and Principal Investment Strategies (unaudited) (concluded)

higher when the Fund uses leverage because the fee paid will be calculated on the basis of the Fund’s assets including the leverage.

There is no assurance that any leverage strategy the Fund employs will be successful. See “Leverage Risk” below in Principal Risk Factors. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value of the Fund per share of common stock to a greater extent than if the Fund were not leveraged. Currency Commitments, while not necessitating Borrowings, have the economic effect of leverage by Borrowing because they create investment exposure greater than the Fund’s Net Assets (similar to Borrowings), although the Fund currently manages Currency Commitments so that they are not considered to constitute “senior securities” (leverage) under the 1940 Act. The interest rate on Borrowings currently is based on floating short-term rates, but, in the future, may be at a fixed rate. So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on any Borrowings, excess return on the proceeds of Borrowings can be used to pay distributions to holders of the Fund’s common stock.

Borrowings. Under the 1940 Act, the Fund generally is not permitted to borrow unless, immediately after the Borrowing, the value of the Fund’s Net Assets plus Borrowings, less liabilities other than the principal amount represented by Borrowings is at least 300% of such principal amount (i.e., Borrowings are limited to approximately 33⅓% of the Fund’s Total Leveraged Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the value of the Fund’s Net Assets plus Borrowings, less liabilities other than the principal amount represented by Borrowings, is at least 300% of such principal amount.

In addition, the Fund may be subject to certain restrictions on Borrowings imposed by a lender that may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund under its investment policies or restrictions or by the 1940 Act. It is not anticipated that these restrictions will impede the Investment Manager from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited)

Principal Risks of Investing in the Fund

Investment and Market Risk

An investment in the Fund’s common stock is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund’s common stock represents an indirect investment in the Fund’s portfolio investments. Their value, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Your common stock, at any point in time, may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund’s investment strategy includes purchasing investments that have embedded financial leverage, such as forward currency contracts, which magnifies the risk that you may lose money.

The Fund may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Fund’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact the Fund and its investments.

Leverage Risk

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s common stock and, with respect to Borrowings, the possibility either that the Fund’s return will fall if the interest rate on any Borrowings rises, or that

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

income will fluctuate because the interest rate of Borrowings varies. The Fund will pay any costs and expenses relating to any Borrowings.

So long as the Fund is able to realize a higher net return on its Currency Investments than the then-current cost of any leverage, together with other related expenses, the effect of the leverage will be to cause the Fund to realize higher net return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s Currency Investments, the benefit of leverage to stockholders is reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return than if the Fund were not so leveraged. There is no assurance that any leverage strategy the Fund employs will be successful.

If the market value of the Fund’s Currency Investments declines, the leverage will result in a greater decrease in net asset value, or a lower increase in net asset value, than if the Fund were not leveraged. A greater net asset value decrease may be expected to cause a greater decline in the market price for the Fund’s common stock. To the extent that the Fund is required or elects to prepay any Borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and reduce returns.

Investment Manager Fee Conflict Risk

The fee paid to the Investment Manager is higher when the Investment Manager uses Financial Leverage to make Currency Investments, rather than by reducing the percentage of Net Assets invested in Global Equity Investments for the purposes of making Currency Investments. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

acquired with the proceeds of Borrowings. However, the Investment Manager’s fee is the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

Principal Risks of Global Equity Investments

Non-US Investments Risk

Investments in securities of non-US issuers involve special risks, including the following: (i) less publicly available information about non-US issuers or markets because of less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-US markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Investment Manager may not be able to sell the Fund’s portfolio holdings at times, in amounts and at prices it considers reasonable; (iii) the economies of non-US countries may grow at slower rates than expected or may experience a downturn or recession; (iv) the impact of economic, political, social or diplomatic events, especially in less stable markets; and (v) greater risk of expropriation, confiscatory taxation and nationalization. Withholding and other non-US taxes may decrease the Fund’s return. Many of these risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-US economies may have less favorable rates of growth of GDP, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Unanticipated economic, political and social developments also may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries. Furthermore, such developments may disrupt significantly the financial markets or interfere with the Fund’s ability to enforce its rights against non-US issuers.

Additionally, certain non-US markets may rely heavily on particular industries and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

Common Stock Risk

Although common stocks historically have generated higher average returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the local stock market, and perhaps global stock markets, and a drop in these markets may depress the price of common

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

stocks held by the Fund. The Fund intends that the common stocks in which it invests will primarily be relative value stocks. These stocks are common shares of companies that sell at low valuation levels relative to their earnings, revenues, assets, cash flows or other definable measures. Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common shares to be out of favor and, in the Investment Manager’s opinion, undervalued. If the Investment Manager’s assessment of a company’s prospects is wrong, the price of its common stock may fall, or may not approach the value that the Investment Manager has placed on it.

Value Investing Risk

The Fund generally invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Fund invests may respond differently to market and other developments than other types of stocks.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Focused Investing Risk

The Fund invests in a smaller number of issuers than other, more diversified investment portfolios. As a result, the value of Global Equity Investments may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Fund’s portfolio of Global Equity Investments consisted of a larger number of securities.

Principal Risks of Currency Investments

Emerging Markets Risk

Currency Investments are executed in countries considered to be emerging markets, and investments in emerging markets are particularly speculative. Currency Investments may include, in addition to forward currency contracts (or instruments whose value is derived from the performance of an underlying emerging market currency), debt obligations denominated in emerging markets currencies (including sovereign and corporate debt securities). Currency Investments entail the general risks of investing in non-US issuers to a heightened degree.

Particular risks of investing in emerging markets, in addition to those listed above include: smaller market capitalization of securities markets, which may suffer periods

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

of relative illiquidity; significant price volatility; restrictions on foreign investment; less protection of property rights; and possible seizure of a company’s assets. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. In addition, foreign investors may be required to register the proceeds of sales. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, all of which may adversely affect currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and financial markets of certain emerging market countries. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years.

Foreign investment in certain emerging markets is restricted or controlled to varying degrees, which may at times limit or preclude foreign investment in certain emerging markets. Certain emerging market countries require government approval prior to investments in a particular issuer by foreign persons, limit the amount of investment by foreign persons in a particular issuers, limit the investment by foreign persons only to a specific class of securities of issuers that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on investments. Certain emerging market countries may also restrict investment opportunities in industries deemed important to national interests. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Currency Risks

Fluctuation and Devaluation Risk. Currency Investments generally are denominated in the currency of an emerging market country. Accordingly, your investment in Fund common stock, as measured in US dollars, may change significantly when the values of the emerging market local currencies change relative to the US dollar, thereby subjecting investors to currency risks. The currencies of emerging market countries may experience significant declines against the US dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Other risks include the dependence on the Investment Manager’s ability to predict movements in exchange rates and imperfect correlations between movements in exchange rates. The Fund also may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Fund will incur costs in connection with conversions between various currencies.

Repatriation and Currency Conversion Risks. Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The monetary authorities of an emerg-

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

ing market country may block the repatriation for any reason, including the unavailability of foreign currency and war. Currency Investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. If the Fund were not able to convert a currency into US dollars, the Fund would continue to hold the currency in some form until the inconvertibility situation changed or a purchaser for the currency is found.

Devaluation Versus Basket Risk. In certain countries the central bank manages the currency rate against a basket of one or more developed market currencies such as the Euro, Japanese Yen and others. In some of these countries, the Fund may employ a strategy seeking to limit exposure to the major currencies while retaining exposure to the local currency (i.e., investing (a “long” position) in the emerging market currency while selling (a “short” position) the basket constituents). In such a situation, the Fund’s strategy could fail if the emerging market country changed the announced or implied components of the currency basket against which the Fund has hedged its exposure or if the Investment Manager’s strategy to limit exposure to the major currencies is not successful.

Derivatives and Hedging Risk

Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Fund investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, writing or purchasing over-the-counter options on securities (including options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Fund may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Fund’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset.

Forward currency contracts, and certain other instruments whose value is derived from the performance of an underlying emerging market currency, are highly volatile, and a relatively small price movement in these instruments may result in substantial losses to the Fund. These instruments may entail investment exposures that are greater than their costs would suggest, meaning that a small investment in such an instrument could have a large potential impact on the Fund’s performance, lowering the Fund’s return or resulting in a loss. The market for these instruments is, or suddenly can become, illiquid, which may cause the price of an instrument to rapidly and unpredictably change.

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Fund to experience losses greater than if the Fund had not engaged in such transactions.

[The SEC recently adopted Rule 18f-4 under the 1940 Act, which will regulate the use of derivatives for certain funds registered under the 1940 Act. The rule will, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions and may require the Fund to alter, perhaps materially, its use of derivatives.]1

Fixed Income Risk

Currency Investments may include debt investments denominated in emerging market currencies. As such, an investment in the Fund is subject to the general risks associated with fixed income investing, such as interest rate risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Interest Rate Risk. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity, and, as a result, the Fund may have to liquidate portfolio holdings at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

Credit Risk. Credit or default risk is the risk that a Fund portfolio investment will decline in price or fail to make dividend or interest payments when due because the

1 Lazard to confirm whether it expects the new rule to have a material impact on the Fund’s operations.

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

issuer of the security experiences a decline in its financial status. Such credit risk is generally greater for issuers of below investment grade securities.

Sovereign Debt Securities Risk. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the emerging market countries that issue the securities. Many of these countries are also characterized by political uncertainty or instability. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries in which the Fund invests have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment.

Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.

Corporate Debt Securities Risk. The market values of these securities are sensitive to individual corporate developments and changes in economic conditions. Emerging market issuers may be highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired, resulting in a higher risk of default.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Fund are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Fund may have to reinvest the proceeds in an investment offering a lower yield (and the Fund may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

High Yield, Lower Quality Securities Risk. Currency Investments may include high yield, lower quality securities (sometimes referred to as “junk bonds”). The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets. High yield, lower quality securities are considered speculative and, compared to certain lower yielding, higher quality securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, greater risk of loss due to default or declining credit quality, greater likelihood that adverse

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

economic or company specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiments leading to depressed prices and decrease in liquidity.

The market values of lower quality securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher quality securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher quality securities because medium and lower quality securities generally are unsecured and subordinated to senior debt.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in shares of the Fund’s common stock. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Other Risks of Currency Investments

Risk of Hedging Developed Market Currency Exposure

Currency Investments may include derivatives or other transactions employed for purposes of hedging exposure to certain developed market currencies embedded in emerging market currencies. There may be an imperfect correlation between the Fund’s portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. Further, the Fund’s use of derivatives or other transactions involves costs and are subject to the Investment Manager’s ability to predict correctly changes in the relationships of the relevant positions. No assurance can be given that the Investment Manager’s judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund than if the Fund had not engaged in any hedging transactions. In addition, no assurance can be given that appropriate hedging instruments will be available or that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so. Hedging certain developed market currency exposure is different from typical “hedging” strategies in that it seeks to isolate emerging market currency exposure from embedded developed market currencies.

Counterparty Risk

Currency Investments may be acquired in the “over-the-counter” or “interdealer” markets, where participants typically are not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. In the absence of a regulated

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

market to facilitate settlement, the Fund is subject to the risk that a counterparty will not settle a transaction (such as a forward currency contract or other derivative transaction) in accordance with its terms and conditions because of a dispute over the terms of contract or because of a credit or liquidity problem. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Reinvestment Risk

Reinvestment risk is the risk that returns from Currency Investments will decline if and when Currency Investments are made from investment disposition proceeds at market interest rates that are below the current earning rate of Currency Investments, or otherwise when proceeds cannot be used to enter into transactions on terms as favorable as those on which the disposed assets previously were held. A decline in income could affect the price of the Fund’s common stock or the Fund’s overall returns.

Liquidity Risk

A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and, as a result, the Fund may have to liquidate portfolio holdings at disadvantageous prices. During periods of reduced market liquidity, the Fund may not be able to readily sell debt securities at prices at or near their perceived value. Economic and other developments can adversely affect debt securities markets.

Other Risks of Investing in the Fund

Fund Distribution Risk

Pursuant to the Fund’s distribution policy, the Fund intends to make regular distributions on its shares of common stock. To the extent the total monthly distributions for a year exceed the Fund’s net investment income and net realized capital gain, the excess will generally be treated as a return of capital up to the amount of a stockholder’s tax basis in the Fund’s common stock. Any distributions which constitute a return of capital will reduce a stockholder’s tax basis in the Fund’s common stock, thereby increasing such stockholder’s potential gain or reducing potential loss on the sale of the Fund’s common stock. In addition, such excess distributions will decrease the Fund’s assets and may increase the Fund’s expense ratio. To make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. Any amounts distributed to a stockholder in excess of the stockholder’s basis in the Fund’s common stock will generally be taxable to the stockholder as capital gain.

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

Market Discount from Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether investors will realize gains or losses upon the sale of the Fund’s common stock will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Fund’s common stock at the time of sale is above or below the investor’s purchase price for the Fund’s common stock. Because the market price of the Fund’s common stock will be determined by factors such as relative supply of and demand for the Fund’s common stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Fund’s common stock will trade at, below or above net asset value or at, below or above the price at which an investor bought his or her shares of the Fund’s common stock. The Fund’s common stock is designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Price Risk

For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the value of the securities or currencies in which the Fund invests may decline substantially. In particular, purchasing assets or currencies at what may appear to be “undervalued” levels is no guarantee that these assets or currencies will not be trading at even more “undervalued” levels at the time of valuation or at the time of sale.

Cybersecurity Risk

The Fund and its service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Fund’s ability to calculate its net asset value; impediments to trading for the Fund’s portfolio managers; the inability of Fund stockholders to transact in shares of the Fund’s common stock; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Anti-Takeover Provisions

The Fund’s charter includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Fund’s stockholders of opportunities to sell their common stock at a premium over the then current market price of the Fund’s common stock.

Tax Risk

The Fund has elected to be treated, and intends to operate in a manner so as to continuously qualify annually thereafter, as a Regulated Investment Company (“RIC”) for US federal income tax purposes. As a RIC, the Fund generally will not pay corporate-level US federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its stockholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) generally will be taxable to the holders of the Fund’s common stock, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to the holders of the Fund’s common stock. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its investment company taxable income (determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that the Fund qualifies as a RIC.

If the Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to US federal income tax on the portion of its net taxable income that the Fund timely distributes (or is deemed to timely distribute) to shareholders. The Fund will be subject to US federal income tax at regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its shareholders.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be liable for a 4% nondeductible excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (concluded)

corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid).

In order to qualify as a RIC for US federal income tax purposes under Subchapter M of the Code, the Fund must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock or securities or foreign currencies (the “90% Gross Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

o	it ensures that at least 50% of the value of its assets consists of cash, cash equivalents, US government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and

o	it ensures that no more than 25% of the value of its assets is invested in the securities, other than US government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (“QPTPs”) (the “Diversification Tests”).

In general, for purposes of the 90% Gross Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the 90% Gross Income Test. Although income from a QPTP is qualifying income for purposes of the 90% Gross Income Test, investment in QPTPs cannot exceed 25% of the Fund’s assets.

Lazard Global Total Return and Income Fund, Inc.

Recent Changes

(unaudited)

The following information in this annual report is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Effective as of September 30, 2020, Ardra Belitz no longer serves as a portfolio manager of the Fund. Ms. Belitz previously served as one of the portfolio managers jointly responsible for investing the Fund’s assets allocated to Currency Investments. There have been no other changes to the Fund’s portfolio management team since December 31, 2019.

The Investment Manager manages the Fund on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from the views of his or her peers. The portfolio management team is comprised of multiple team members. Although their roles and the contributions they make may differ, each member of the team participates in the management of the Fund. Members of the portfolio management team discuss the Fund, including making investment recommendations, overall portfolio composition, and the like. Research analysts perform fundamental research on issuers (based on, for example, sectors or geographic regions) in which the Fund may invest.

James Donald is responsible for allocation of the Fund’s assets between Global Equity Investments and Currency Investments and for overall management of the Fund’s portfolio.

Louis Florentin-Lee and Barnaby Wilson are the portfolio managers jointly responsible for investing the Fund’s assets allocated to Global Equity Investments, with Ronald Temple in an oversight capacity.

Ganesh Ramachandran is the portfolio manager responsible for investing the Fund’s assets allocated to Currency Investments.

NOTES

NOTES

NOTES

NOTES

NOTES

Lazard Global Total Return and Income Fund, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300
Telephone: 800-823-6300
www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210-1641

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.
P.O. Box 30170

College Station, Texas 77842-3170

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP
Eleven Times Square

New York, New York 10036-8299
www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $39,000 in 2019 and $32,078 in 2020 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $267,330 in 2019 and $267,330 in 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,370 in 2019 and $19,304 in 2020. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $0 in 2019 and $0 in 2020.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval of the Auditor’s engagements for services to the Registrant and Service Affiliates. The Policy states that the Registrant’s Audit Committee or the Chair of the Audit Committee (pursuant to delegated authority from the Audit Committee) pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. The Audit Committee Chair must report any pre-approval decisions he or she makes at the next scheduled Audit Committee meeting. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $1,128,439 in 2019 and $964,547 in 2020.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of whom is not an “interested person” (as defined in the Investment Company Act of 1940) of the Registrant (“Independent Directors”):

Nancy A. Eckl, Audit Committee Chair
Franci J. Blassberg
Kenneth S. Davidson
Trevor W. Morrison
Richard Reiss, Jr.
Robert M. Solmson

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant’s proxies in accordance with Lazard’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

• Lazard votes proxies in the best interests of its clients.

• Unless Lazard’s Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

• To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the majority recommendation of the independent proxy services to which Lazard subscribes.

• Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

• vote as recommended by management in routine election or re-election of directors;

• favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

• vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provision.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Principal Portfolio Managers

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Registrant’s portfolio:

James Donald is responsible for allocation of the Registrant’s assets between Global Equity Investments and Currency Investments (each, as defined in the notes to the Registrant’s annual report to shareholders contained in Item 1) and overall management of the Registrant’s portfolio.

Global Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining Lazard in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

Global Equity Investments. Louis Florentin-Lee and Barnaby Wilson are jointly responsible for investing the Registrant’s assets allocated to Global Equity Investments, with Ronald Temple in an oversight capacity.

Mr. Florentin-Lee, a Managing Director of Lazard, is a portfolio manager/analyst on various of Lazard’s Global Equity teams. Mr. Florentin-Lee joined Lazard in 2004, and has been working in the investment field since 1996.

Ronald Temple, a Managing Director of Lazard, is responsible for oversight of Lazard’s US Equity and Multi-Asset strategies. Mr. Temple joined Lazard in 2001 and has been working in the investment field since 1991.

Mr. Wilson, a Managing Director of Lazard, is a portfolio manager/analyst on various of Lazard’s Global Equity teams. Prior to joining Lazard in 1999, Mr. Wilson worked for Orbitex Investments. He began working in the investment field in 1998, and is a CFA Charterholder.

Currency Investments. Ganesh Ramachandran is responsible for investment of the Registrant’s assets allocated to Currency Investments.

Mr. Ramachandran, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Income team, joined the team in 2001. Mr. Ramachandran began working in the investment field in 1997 when he joined Lazard.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant’s component strategies (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Registrant is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities, as described below). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Registrant and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Registrant and the corresponding Similar Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Registrant, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. As illustrated in the table below, most of the portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the Registrant.

4. Generally, Lazard and/or some or all of the Registrant’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Registrant or may invest more significantly in a Similar Account.

5. The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Registrant.

6. The Registrant’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions. In addition, if the Registrant’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Registrant’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a registered investment company, it may be seen as harmful to the performance of any Similar Accounts or other client accounts investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions for the Registrant are made independently from those of Similar Accounts. If, however, Similar Accounts desire to invest in, or dispose of, the same securities as the Registrant, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Registrant or the price paid or received by the Registrant.

8. Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Registrant, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for Lazard to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

In some cases, Lazard may seek to limit the number of overlapping investments by the Registrant and Similar Accounts (securities of an issuer held in more than one Similar Account) or may choose different securities for the Registrant and Similar Accounts that employ similar investment strategies so that shareholders invested in the Registrant and such Similar Accounts may achieve a more diverse investment experience. In such cases, the Registrant may be disadvantaged by Lazard’s decision to purchase or maintain an investment in the Registrant to the exclusion of one or more Similar Accounts (including a decision to sell the investment in the Registrant so that it may be purchased by a Similar Account).

Lazard and its affiliates and others involved in the management, investment activities, business operations or distribution of the Registrant or its shares, as applicable, are engaged in businesses and have interests other than that of managing the Registrant. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Registrant or the Registrant’s service providers, which may cause conflicts that could disadvantage the Registrant.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Registrant. Specifically, it shows the number of portfolios and assets managed by management teams of which each of the Registrant’s portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies($*)#	Other Pooled Investment Vehicles ($*)#	Other Accounts($*)#,+
James M. Donald	13 (10.8 billion)	11 (4.2 billion)	96 (13.3 billion)
Louis Florentin-Lee	10 (23.9 billion)	10 (2.6 billion)	112 (6.3 billion)
Ganesh Ramachandran	11 (6.0 billion)	11 (3.4 billion)	35 (8.5 billion)
Ronald Temple	11 (23.9 billion)	10 (3.2 billion)	106 (6.0 billion)
Barnaby Wilson	5 (219.0 million)	9 (2.4 billion)	38 (3.9 billion)

* Total assets in accounts as of December 31, 2020.

# The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:

(1) Mr. Donald manages four other accounts and one registered investment company with assets under management of approximately $1.0 billion and $4.6 billion, respectively.

(2) Mr. Florentin-Lee manages two registered investment companies with assets under management of approximately $18.2 billion.

(3) Mr. Ramachandran manages two other account with assets under management of approximately $840.8 million.

(4) Mr. Temple manages two registered investment companies and two other pooled investment vehicles with assets under management of approximately $18.2 billion and $941.7 million, respectively.

+ Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s component strategies. Portfolio managers responsible for managing the Registrant may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted fund interests. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark generally as set forth in the prospectus or other governing document over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios or investment products (e.g., employees’ securities companies, non-US mutual funds or UCITS) that pursue substantially identical investment strategies as the Registrant (“Other Accounts”), in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Ownership of Registrant Securities

As of December 31, 2020, the portfolio managers of the Registrant owned beneficially interests in the Registrant and Other Accounts as noted below.

Portfolio Manager	Market Value of Registrant Shares*	Market Value of Other Account Shares*	Aggregate Market Value in Strategy
James M. Donald	$100,001-$500,000	None	$100,001-$500,000
Ganesh Ramachandran	$50,001 - $100,000	None	$50,001 - $100,000
Louis Florentin-Lee	None	None	None
Barnaby Wilson	None	None	None
Ronald Temple	$10,001-$50,000	None	$10,001-$50,000

* A portion of Registrant or Other Account shares shown as owned by a portfolio manager may consist of shares the portfolio manager has purchased under the deferred compensation arrangement described above under “Compensation for Portfolio Managers.”

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By /s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer
Date February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer
Date February 26, 2021

By /s/ Christopher Snively
Christopher Snively
Chief Financial Officer
Date February 26, 2021